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                                                                       Exhibit 4

INCORPORATED UNDER THE LAWS                           COMMON STOCK
OF THE STATE OF DELAWARE                             $.01 PAR VALUE
       NUMBER                                            SHARES

                                      CUSIP 834025 10 8
               LOGO                   SEE REVERSE FOR CERTAIN DEFINITIONS

Software AG Systems, Inc.

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Software AG Systems, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Certificate of Incorporation and of the Bylaws of the Corporation and to all amendments and restatements thereof, copies of which are on file at the principal office of the Corporation, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its corporate seal to be affixed hereto.

Dated:

Secretary                                 President and Chief
                                          Executive Officer
Countersigned and Registered
THE BANK OF NEW YORK
                                          Transfer Agent and Registrar
                                          Authorized Signature
SOFTWARE AG SYSTEMS, INC.
CORPORATE
SEAL
1981
DELAWARE



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

Software AG Systems, Inc.

The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation at the


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principal office of the Corporation or to the Transfer Agent named on the face of this Certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common    UNIF GIFT MIN ACT - ______ Custodian _______
TEN ENT - as tenants by the entireties                (Cust)           (Minor)
JT TEN - as joint tenants with                   Under Uniform Gifts to Minors
right of survivorship and not
as tenants in common                             Act ___________________________
                                                             (State)


Additional abbreviations may also be used though not in the above list.

For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including zip code of assignee

------------------------------


Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      ----------------------         X      (SIGNATURE)

                                     X      (SIGNATURE)

NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the Certificate, in every particular without alteration or enlargement or any change whatever.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKER, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM
PURSUANT TO S.E.C. RULE 17Ad-15.
SIGNATURE(S) GUARANTEED BY: